UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 5, 2011

Old National Bancorp
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	001-15817	35-1539838
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Main Street, Evansville, Indiana		47708
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(812) 464-1294

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On December 5, 2011, Old National Bancorp’s wholly owned bank subsidiary, Old National Bank ("ONB"), announced that on December 2, 2011 it completed the sale of deposits to First Midwest Bank from four former Chicago-area Integra Bank branches that ONB acquired in an FDIC assisted transaction on July 29, 2011. Old National has agreed to sell to First Midwest Bank the branch facility which is located at 2320 S. Rt. 59, Plainfield, Illinois at a later date to be determined by the parties. Old National Bank did not acquire the other three Chicago-area Integra Bank branch facilities from the FDIC.

Attached hereto as Exhibit 99.1 is a press release issued by Old National Bancorp announcing the completion of the sale of deposit accounts which is incorporated herein by reference pursuant to General Instruction F to Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. / Description
99.1 - Press Release Issued by Old National Bancorp dated December 5, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp

December 5, 2011	By:	Jeffrey L. Knight

Name: Jeffrey L. Knight
Title: Executive Vice President, Chief Legal Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Old National Bancorp dated December 5, 2011.